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                                                                    EXHIBIT 99.3


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of XATA Corporation (the "Company") on Form 10-KSB for the fiscal year ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John G. Lewis, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.



December 27, 2002


Signature:   /s/ John G. Lewis
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Name:        John G. Lewis
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Print Title: Chief Financial Officer
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